UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 30, 2007

Tortoise Capital Resources Corporation
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10801 Mastin Blvd., Suite 222, Overland Park, KS	66210
(Address of Principal Executive Offices)	(Zip Code)

(913) 981-1020
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On July 30, 2007, Tortoise Capital Resources Corporation announced its investment in common LP and GP units of Lonestar Midstream Partners, LP.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated July 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORTOISE CAPITAL RESOURCES CORPORATION

Dated: August 1, 2007	By:	/s/ Terry Matlack
Terry Matlack
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 30, 2007